UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED—January 15, 2015

VG LIFE SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-26875 (Commission File Number)	33-0814123 (IRS Employer Identification Number)

121 Gray Avenue, Suite 200

Santa Barbara, CA 93101

(Address of Principal Executive offices)

(805) 879-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02.       UNREGISTERED SALES OF EQUITY SECURITIES.

On January 15, 2015, we entered into convertible promissory note and warrant purchase agreement with MedBridge Venture Fund, LLC, or MVF, pursuant to which we sold an aggregate of $862,500 of the convertible note, which is convertible in four equal tranches of 25% each on March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 into shares of our common stock, par value $0.0001 per share, at a conversion rate equal to the lowest three-day average closing price of the shares of our common stock starting on January 12, 2015 and ending on February 11, 2015, minus a 10% discount, and a warrant to purchase an aggregate of 3,450,000 shares of our common stock at an initial exercise price of $0.45 per share. In exchange for the convertible note and warrant, MVF agreed to provide management services to us for a period beginning January 12, 2015 and ending December 31, 2015 at a value of $75,000 per month, for a total of $862,500. MVF is a current stockholder of our Company and is controlled by our CEO, John Tynan, and our CFO, David Odell.

The minimum amount of each conversion on each of the dates mentioned above is $5,000. Interest accrues on the convertible note daily at a rate of 8% per annum and is payable upon December 31, 2015. Any unconverted principal and interest remaining on the note on December 31, 2015 shall be automatically converted into shares of our common stock on such date. The convertible note will not be prepayable by us. The convertible note matures on December 31, 2015. In case of a merger, consolidation or other change of control event, the note holder has the right to convert any principal or interest remaining owed under the convertible note into shares of our common stock prior to the closing of any such event.

Each warrant is exercisable by the warrant holder at $0.45 per share, subject to certain adjustments. MVF may convert the warrant from time to time, at any time on or after January 15, 2019 and up to and including January 15, 2020, in whole or in part, into a number of shares of our common stock determined by dividing (a) the aggregate fair market value of the shares of our common stock minus the aggregate warrant price of such shares by (b) the fair market value of one share of our common stock. The fair market value of the shares of common stock is equal to the closing price of our shares of common stock for the business day immediately before the warrant holder delivers its notice of exercise to us.

The convertible promissory note and warrant purchase agreement contains customary representations and warranties of our Company and MVF, and the convertible note contains customary covenants binding on us and customary events of default. If an event of default occurs and is uncured within the allowable grace period, if any, MVF may declare all amounts under the convertible note immediately due and payable and may pursue any other available remedies.

The foregoing descriptions of the convertible promissory note and warrant purchase agreement, the convertible note and the warrant are qualified in their entirety by reference to the full text of the convertible promissory note and warrant purchase agreement, the convertible note and the warrant, which are attached hereto as Exhibits 4.1, 10.1 and 10.2 and incorporated by reference in its entirety.

The convertible note and warrant were offered and sold in a private placement to a limited number of institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Rule 506 of Regulation D promulgated thereunder. Accordingly, the securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

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ITEM 5.02       DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

MVF is co-managed by Wild Harp Holdings, LLC, which is 100% owned by our CEO and director, John Tynan, and DW Odell Company, LLC, which is 100% owned by our CFO and director, David Odell. Mr. Tynan and Mr. Odell have voting and dispositive control over the shares held by MVF.

John Tynan, our CEO, does not receive cash compensation for his services as an executive officer and director of our Company. Mr. Tynan receives equity-based compensation for his services. He is a managing member of MVF, through Wild Harp Holdings, LLC, an entity which he controls. Mr. Tynan has directed that equity-based compensation for his management services pursuant to the MVF agreement should be issued in the name of his designee, MVF.

David Odell, our CFO, does not receive cash compensation for his services as an executive officer and director of our Company. He is a managing member of MVF, through DW Odell Company, LLC, an entity which he controls. Mr. Odell receives equity-based compensation for his services. Mr. Odell has directed that equity-based compensation for his management services pursuant to the MVF agreement should be issued in the name of his designee, MVF.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, our planned spin-off, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Warrant issued to MedBridge Venture Fund, LLC, dated January 15, 2015 (filed herewith).
10.1	Convertible Promissory Note and Warrant Purchase Agreement entered into by and between VG Life Sciences Inc. and MedBridge Venture Fund, LLC, dated January 15, 2015 (filed herewith).
10.2	Convertible Promissory Note issued January 15, 2015 to MedBridge Venture Fund, LLC (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VG LIFE SCIENCES, INC.

Date: January 22, 2015	By: /s/ John Tynan
Name: John Tynan
Title: Chief Executive Officer

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